VIA EDGAR

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA BB

File No. 811-04734, CIK 0000796535

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Monumental Life Insurance Company Separate Account II, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the Fidelity Variable Insurance Products Fund. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on 2/25/2011 and 2/22/2011, Fidelity Variable Insurance Products Fund filed its annual report with the Commission via EDGAR (CIK: 0000356494; 0000831016; 0000927384).

To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Monumental Life Insurance Company